                                                            EXHIBIT 10.4.1.3



                      ASSIGNMENT AND ASSUMPTION OF LEASE

         This Assignment and Assumption of Lease ("Assignment") is made as of October 25, 1996, between DAF INVESTMENTS LTD., an Ohio limited liability company ("Assignor"), and DAF WEST CARROLLTON PLAZA LTD., an Ohio limited liability company ("Assignee"), under the following circumstances:

         A. Pursuant to a certain Lease dated April 1, 1990, as amended by Amendment to Lease Agreement dated September 24, 1993, and as further assigned by Assignment and Assumption Agreement dated January 1, 1995 (the "Lease"), which Lease is attached hereto as Exhibit A, Assignor as Lessor, leased to Roberds, Inc., as Lessee, certain real property known generally as 1000 East Central Avenue, West Carrollton, Ohio, and specifically as Lot 2500 of the revised and consecutive numbered lots on the plat of the City of West Carrollton.

         B. Assignor desires to assign all of its right, title and interest under the Lease to Assignee and Assignee agrees to assume all of Assignor's liabilities and obligations under the Lease.

         NOW, THEREFORE, for valuable consideration paid, receipt of which is acknowledged, effective the date first written above, the parties agree as follows:

         1. Assignor assigns to Assignee all of its right, title and interest in the Lease, together with all rights arising under or by virtue of the Lease.

         2. Assignee accepts this assignment and assumes and agrees to perform all of the obligations of Assignor arising or accruing under this Lease.

         WITNESS the execution hereof as of this 14th day of January, 1997.

Signed and Acknowledged
in the Presence of:
                                        ASSIGNOR

                                        DAF Investments Ltd., an
                                        Ohio limited liability company

/s/ Robert M. Wilson                    /s/ Kenneth W. Fletcher
--------------------------              --------------------------
As to Assignor and Assignee             Kenneth W. Fletcher
                                        Managing Member
/s/ Barbara L. Fogle
--------------------------
As to Assignor and Assignee

                                             ASSIGNEE

                                             DAF West Carrollton Plaza Ltd.,
                                             an Ohio limited liability company

                                             /s/ Kenneth W. Fletcher
                                            -------------------------
                                            Kenneth W. Fletcher
                                            Managing Member



STATE OF OHIO
                       SS:
COUNTY OF MONTGOMERY

         The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Kenneth W. Fletcher, Managing Member of DAF Investments Ltd., an Ohio limited liability company, on behalf of the limited liability company.

                                             /s/ Robert M. Wilson
                                            ------------------------------
                                            Notary Public



STATE OF OHIO
                       SS:
COUNTY OF MONTGOMERY

         The foregoing instrument was acknowledged before me this 14th day of January, 1997, by Kenneth W. Fletcher, Managing Member of DAF West Carrollton Plaza Ltd., an Ohio limited liability company, on behalf of the limited liability company.

                                             /s/ Robert M. Wilson
                                            ------------------------------
                                            Notary Public





This Instrument Prepared By: Jon M. Rosemeyer, Esq., 2700 Kettering Tower, Dayton, Ohio 45423



                                                        94